UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2025

Sage Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 299-8380

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sage Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2025. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2014 Employee Stock Purchase Plan, as amended to date (the “2014 ESPP” and, as further amended as described below, the “Amended 2014 ESPP”), which amendment had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

A description of the material terms and conditions of the Amended 2014 ESPP is set forth under the heading “Proposal 4: Amendment to the 2014 Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement for the 2025 Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 24, 2025 (the “Definitive Proxy Statement”), and is incorporated herein by reference. This description of the Amended 2014 ESPP is qualified in its entirety by reference to the complete text of the Amended 2014 ESPP, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As of April 16, 2025, the record date for the Annual Meeting, there were 62,620,694 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters at the Annual Meeting, which are described in detail in the Definitive Proxy Statement: (i) to elect two directors, James M. Frates and George Golumbeski, Ph.D., as Class II directors of the Company to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2028 and until his successor has been duly elected and qualified, subject to his earlier death, resignation or removal; (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) to hold a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers; and (iv) to approve an amendment to the 2014 ESPP to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 500,000 shares.

At the Annual Meeting, the Company’s shareholders voted on the following proposals:

1.	The following nominees were elected to the Company’s Board as Class II directors for terms expiring at the 2028 annual meeting of stockholders.

Class II Director Nominee	For	Withheld	Broker Non- Votes
James M. Frates	35,830,348	11,423,692	3,926,582
George Golumbeski, Ph.D.	26,051,703	21,202,337	3,926,582

2.	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025, was ratified.

For	Against	Abstain
50,479,676	684,081	16,865

3.	A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Votes
35,986,261	10,918,957	348,822	3,926,582

4.	The amendment to the 2014 ESPP to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 500,000 shares was approved.

For	Against	Abstain	Broker Non-Votes
40,977,751	6,266,890	9,399	3,926,582

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Sage Therapeutics, Inc. 2014 Employee Stock Purchase Plan, as amended, incorporated herein by reference to Appendix A to the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2025	SAGE THERAPEUTICS, INC.

	By:	/s/ Gregory Shiferman
Gregory Shiferman
Senior Vice President, General Counsel